

MOR-1                                     UNITED STATES BANKRUPTCY COURT
CASE NAME:         Xetel Corporation                                            PETITION DATE:     10/21/2002
                   -----------------                                                               -----------------
CASE NUMBER:       02-14222                                                     DISTRICT OF TEXAS: Western
                   -----------------                                                               -----------------
PROPOSED PLAN DATE:                                                             DIVISION:          Austin
                   -----------------                                                               -----------------


                 MONTHLY OPERATING REPORT SUMMARY   FOR MONTH ENDED OCTOBER 26,  YEAR  2002
||===========================================|===============|============|============|============|============|============||
||                                    MONTH  |               |            |            |            |            |            ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| REVENUES (MOR-6)                          |    124,469.00 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| INCOME BEFORE INT; DEPREC./TAX (MOR-6)    |   -221,525.00 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| NET INCOME (LOSS) (MOR-6)                 |   -237,333.00 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO INSIDERS (MOR-9)              |          0.00 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| PAYMENTS TO PROFESSIONALS (MOR-9)         |          0.00 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||-------------------------------------------|---------------|------------|------------|------------|------------|------------||
|| TOTAL DISBURSEMENTS (MOR-8)               |     38,786.45 |       0.00 |       0.00 |       0.00 |       0.00 |       0.00 ||
||===========================================|===============|============|============|============|============|============||

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States
   Trustee***

|-------------------------------------------|
|REQUIRED INSURANCE MAINTAINED              | Are all accounts receivable being collected within terms?                      No
|  AS OF SIGNATURE DATE         EXP.        | Are all post-petition liabilities, including taxes, being paid within terms?   Yes
|                               DATE        | Have any pre-petition liabilities been paid?                                   Yes
|---------------------------    ------------| If so, describe  Secured Bank Debt pursuant to court order. Payroll checks cleared
|CASUALTY      YES (x) NO ( )     12/1/2003 |                  -------------------------------------------------------------------
|LIABILITY     YES (x) NO ( )     12/1/2003 |                  pursuant to court order.
|VEHICLE       YES (x) NO ( )     12/1/2003 |                  -----------------------
|WORKER'S      YES (x) NO ( )      3/1/2003 | Are all funds received being deposited into DIP bank accounts?                 Yes
|OTHER         YES ( ) NO ( )               | Were any assets disposed of outside the normal course of business?             No
|-------------------------------------------|  If so, describe
                                                               -------------------------------------------------------------------
                                              Are all U.S. Trustee Quarterly Fee Payments current?                           Yes
                                              What is the status of your Plan of Reorganization?
                                                                                                ----------------------------------
                                                               -------------------------------------------------------------------

ATTORNEY NAME:    Eric J. Taube                                I certify under penalty of perjury that the following complete
                  ---------------------------------
FIRM NAME:        Hohmann & Taube, L.L.P.                      Monthly Operating Report (MOR), consisting of MOR-1 through
                  ---------------------------------
ADDRESS:          100 Congress Avenue                          MOR-9 plus attachments, is true and correct.
                  ---------------------------------
                  Suite 1600
                  ---------------------------------
CITY, STATE, ZIP: Austin, Texas 78701-4042                     SIGNED  /s/ Angelo DeCaro  TITLE:  President and CEO
                  ---------------------------------
TELEPHONE/FAX:    (512) 472-5997   (512) 472-5248                                   (ORIGINAL SIGNATURE)
                  ---------------------------------
                                                                      Angelo DeCaro             12/6/02
MOR-1                                                              (PRINT NAME OF SIGNATORY)      DATE
                                                                                                               Revised 07/01/98


   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                ------------

                                                 COMPARATIVE BALANCE SHEETS
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| ASSETS                           |  FILING DATE*   | MONTH           | MONTH    | MONTH    | MONTH    | MONTH    | MONTH    ||
||                                  | 10/21/2002      | 10/26/2002      |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| CURRENT ASSETS                   |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Cash                             |          81,502 |         500,354 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Accounts Receivable, Net         |       5,388,318 |       3,166,032 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Inventory, net                   |       4,615,164 |       4,218,774 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Prepaid Expenses                 |               0 |         275,374 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Investments                      |               0 |               0 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Other                            |               0 |          32,886 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| TOTAL CURRENT ASSETS             |      10,084,984 |       8,193,420 |     0.00 |     0.00 |     0.00 |     0.00 |   0.00   ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| PROPERTY, PLANT & EQUIP. @ COST  |                 |      19,320,389 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| Less Accumulated Depreciation    |                 |      13,955,785 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| NET BOOK VALUE OF PP & E         |       4,817,411 |       5,364,604 |     0.00 |     0.00 |     0.00 |     0.00 |   0.00   ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| OTHER ASSETS                     |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  1. Tax Deposits                 |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  2. Investments in Subsidiaries  |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  3. Electric Deposit             |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  4. Deposits                     |         144,223 |         144,223 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| TOTAL ASSETS                     |      15,046,618 |      13,702,247 |    $0.00 |    $0.00 |    $0.00 |    $0.00 |  $0.00   ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-2                                                                                                    Revised 07/01/98
   Financial Statement Notes:
   10/21/02 Gross AR on the Bankruptcy Schedules was $5,388,318.  At 10/21/02, the Company had a reserve for bad debt of $1,984,886.
   10/21/02 Prepaid expenses and other were not listed on the Bankruptcy Schedules as they had no cash value at 10/21/02.
   10/21/02 Property, plant & equipment on the Bankruptcy Schedules does not include equipment under capital leases with a net book value of $596,236 at 10/21/02.

     CASE NAME:   Xetel Corporation
                  ---------------------
     CASE NUMBER: 02-14222
                  -------------


                                         COMPARATIVE BALANCE SHEETS
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| LIABILITIES & OWNER'S            | FILING DATE*    | MONTH           | MONTH    | MONTH    | MONTH    | MONTH    | MONTH    ||
|| EQUITY                           | 10/21/2002      | 10/26/2002      |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| LIABILITIES                      |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| POST-PETITION LIABILITIES(MOR-4) |               0 |             410 |          |          |          |          |          ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| PRE-PETITION LIABILITIES         |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Notes Payable - Unsecured       |       1,908,794 |       1,908,794 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Accounts Payable                |      17,188,222 |      14,885,233 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Priority Debt                   |       1,191,766 |         998,771 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Federal Income Tax              |               0 |               0 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  FICA/Withholding                |               0 |               0 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Capital Leases                  |               0 |         752,784 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  Other                           |               0 |       2,886,735 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| TOTAL PRE-PETITION LIABILITIES   |      20,288,782 |      21,432,317 |        0 |        0 |        0 |        0 |        0 ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| TOTAL LIABILITIES                |      20,288,782 |      21,432,727 |        0 |        0 |        0 |        0 |        0 ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| OWNER'S EQUITY (DEFICIT)         |                 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  PREFERRED STOCK                 |               0 |               0 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||  COMMON STOCK                    |      23,314,803 |      23,314,803 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||   OTHER                          |       2,250,983 |                 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||   RETAINED EARNINGS:             |                 |                 |          |          |          |          |          ||
||       Filing Date                |     -30,807,950 |     -30,807,950 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
||   RETAINED EARNINGS:             |                 |                 |          |          |          |          |          ||
||       Post Filing Date           |                 |        -237,333 |          |          |          |          |          ||
||----------------------------------|-----------------|-----------------|----------|----------|----------|----------|----------||
|| TOTAL OWNER'S EQUITY (NET WORTH) |      -5,242,164 |      -7,730,480 |        0 |        0 |        0 |        0 |        0 ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
|| TOTAL                            |                 |                 |          |          |          |          |          ||
|| LIABILITIES &                    |                 |                 |          |          |          |          |          ||
|| OWNERS EQUITY                    |      15,046,618 |      13,702,247 |        0 |        0 |        0 |        0 |        0 ||
||==================================|=================|=================|==========|==========|==========|==========|==========||
                                     * Per Schedules and Statement of Affairs
 MOR-3                                                                                              Revised 07/01/98
     Financial Statement Notes:
     10/21/02   Notes Payable are included with Accounts Payable on the Bankruptcy Schedules as unsecured non-priority claims.
     10/21/02   Priority Debt includes secured debt of $50,000, disputed property tax claims, other tax claims and certain employee claims.
     10/21/02   Capital Leases were listed on the Bankruptcy Schedules as amount unknown due to the uncertain amount of termination costs.
     10/26/02   Other pre-petition liabilities include principally accrued expenses and customer pre-payments.
     10/26/02   Total liabilities increased from amounts on the Bankruptcy Schedules principally due to certain liabilities which were listed on the Bankruptcy Schedules as amount unknown due to certain contingencies.

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------


                                  SCHEDULE OF POST-PETITION LIABILITIES
||==================================================|==========|==========|==========|==========|==========|========||
||                                                  |          |          |          |          |          |        ||
||                                                  | MONTH    | MONTH    | MONTH    | MONTH    | MONTH    | MONTH  ||
||                                                  | 10/26/02 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  TRADE ACCOUNTS PAYABLE                          |   410.11 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  TAX PAYABLE                                     |          |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    Federal Payroll Taxes                         |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    State Payroll Taxes                           |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    Ad Valorem Taxes                              |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    Other Taxes     SUTA & FUTA                   |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  TOTAL TAXES PAYABLE                             |     0.00 |     0.00 |     0.00 |     0.00 |     0.00 |   0.00 ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  SECURED DEBT POST-PETITION                      |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  ACCRUED INTEREST PAYABLE                        |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  ACCRUED PROFESSIONAL FEES*                      |     0.00 |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  OTHER  ACCRUED LIABILITIES                      |          |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    1.                                            |          |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    2.                                            |          |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||    3.                                            |          |          |          |          |          |        ||
||--------------------------------------------------|----------|----------|----------|----------|----------|--------||
||  TOTAL POST-PETITION LIABILITIES (MOR-3)         |  $410.11 |    $0.00 |    $0.00 |    $0.00 |    $0.00 |  $0.00 ||
||==================================================|==========|==========|==========|==========|==========|========||
     *Payment requires Court Approval
            MOR-4                                                                                         Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                     AGING OF POST-PETITION LIABILITIES
                                     MONTH                           10/26/2002
                                                            -------------------

||==================|==================|==============|==============|==============|===============|=============||
||    DAYS          |      TOTAL       |   TRADE      |   FEDERAL    |    STATE     |  AD VALOREM,  |    OTHER    ||
||                  |                  |  ACCOUNTS    |    TAXES     |    TAXES     |  OTHER TAXES  |             ||
||==================|==================|==============|==============|==============|===============|=============||
|| 0-30             |           410.11 |       410.11 |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 31-60            |             0.00 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 61-90            |             0.00 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| 91+              |             0.00 |              |              |              |               |             ||
||------------------|------------------|--------------|--------------|--------------|---------------|-------------||
|| TOTAL            |          $410.11 |      $410.11 |        $0.00 |        $0.00 |        $0.00  |       $0.00 ||
||==================|==================|==============|==============|==============|===============|=============||

                                                                  AGING OF ACCOUNTS RECEIVABLE

||==================|==================|==============|==============|==============|==============|==============||
||                  |                  |              |              |              |              |              ||
||     MONTH        |  10/26/2002      |              |              |              |              |              ||
||                  |                  |              |              |              |              |              ||
||==================|==================|==============|==============|==============|==============|==============||
|| 0-30 DAYS        |     1,712,030.51 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 31-60 DAYS       |       838,204.86 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 61-90 DAYS       |     1,121,105.37 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| 91+ DAYS         |     1,372,303.35 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Unapplied Cash   |      -125,565.87 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Other            |        21,323.78 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Note Receivable  |       201,047.00 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| Allowance        |    -1,974,417.00 |              |              |              |              |              ||
||------------------|------------------|--------------|--------------|--------------|--------------|--------------||
|| TOTAL            |    $3,166,032.00 |        $0.00 |        $0.00 |        $0.00 |        $0.00 |        $0.00 ||
||==================|==================|==============|==============|==============|==============|==============||


                MOR-5                                        Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                                 STATEMENT OF INCOME (LOSS)
||=====================================|===================|==========|==========|==========|===========|==========|============||
||                                     | MONTH             | MONTH    | MONTH    | MONTH    | MONTH     | MONTH    | FILING TO  ||
||                                     | 10/22/02-10/26/02 |          |          |          |           |          | DATE       ||
||=====================================|===================|==========|==========|==========|===========|==========|============||
|| REVENUES    (MOR-1)                 |           124,469 |          |          |          |           |          |  124,469   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| TOTAL COST OF REVENUES              |           295,617 |          |          |          |           |          |  295,617   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| GROSS PROFIT                        |          -171,148 |        0 |        0 |        0 |         0 |        0 | -171,148   ||
||=====================================|===================|==========|==========|==========|===========|==========|============||
|| OPERATING EXPENSES:                 |                   |          |          |          |           |          |            ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    Selling & Marketing              |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    General & Administrative         |            50,377 |          |          |          |           |          |   50,377   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    Insiders Compensation            |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    Professional Fees                |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    Other                            |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
||    Other                            |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| TOTAL OPERATING EXPENSES            |            50,377 |        0 |        0 |        0 |         0 |        0 |   50,377   ||
||=====================================|===================|==========|==========|==========|===========|==========|============||
|| INCOME BEFORE INT, DEPR/TAX (MOR-1) |          -221,525 |        0 |        0 |        0 |         0 |        0 | -221,525   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| INTEREST EXPENSE                    |             7,200 |          |          |          |           |          |    7,200   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| DEPRECIATION                        |             8,608 |          |          |          |           |          |    8,608   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| OTHER (INCOME) EXPENSE*             |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| OTHER ITEMS**                       |                   |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| TOTAL INT, DEPR & OTHER ITEMS       |            15,808 |        0 |        0 |        0 |         0 |        0 |   15,808   ||
||=====================================|===================|==========|==========|==========|===========|==========|============||
|| NET INCOME BEFORE TAXES             |          -237,333 |        0 |        0 |        0 |         0 |        0 | -237,333   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| FEDERAL INCOME TAXES                |                 0 |          |          |          |           |          |        0   ||
||-------------------------------------|-------------------|----------|----------|----------|-----------|----------|------------||
|| NET INCOME (LOSS)  (MOR-1)          |          -237,333 |        0 |        0 |        0 |         0 |        0 | -237,333   ||
||=====================================|===================|==========|==========|==========|===========|==========|============||


Accrual Accounting Required, Otherwise Footnote with Explanation.
*   Footnote Mandatory.
* * Unusual and/or infrequent item(s) outside the ordinary course of business requires footnote.
                MOR-6                                                                                            Revised 07/01/98

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

||=======================================|===========|============|============|============|============|============|===========||
|| CASH RECEIPTS AND                     | MONTH     | MONTH      | MONTH      | MONTH      | MONTH      | MONTH      | FILING TO ||
|| DISBURSEMENTS                         | 10/22/02- |            |            |            |            |            | DATE      ||
||                                       | 10/26/02  |            |            |            |            |            |           ||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  1. CASH-BEGINNING OF MONTH           | $81,502.00| $500,354.39| $500,354.39| $500,354.39| $500,354.39| $500,354.39| $81,502.00||
||=======================================|===========|============|============|============|============|============|===========||
|| RECEIPTS:                             |           |            |            |            |            |            |           ||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  2. CASH SALES                        |       0.00|            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  3. COLLECTION OF ACCOUNTS RECEIVABLE | 452,888.72|            |            |            |            |            | 452,888.72||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  4. LOANS & ADVANCES (attach list)    |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  5. SALE OF ASSETS                    |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  6. OTHER (attach list)               |   4,750.12|            |            |            |            |            |   4,750.12||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| TOTAL RECEIPTS**                      | 457,638.84|        0.00|        0.00|        0.00|        0.00|        0.00| 457,638.84||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| (Withdrawal) Contribution by          |           |            |            |            |            |            |           ||
||  Individual Debtor MFR-2*             |           |            |            |            |            |            |       0.00||
||=======================================|===========|============|============|============|============|============|===========||
|| DISBURSEMENTS:                        |           |            |            |            |            |            |           ||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  7. NET PAYROLL                       |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  8. PAYROLL TAXES PAID                |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
||  9. SALES, USE & OTHER TAXES PAID     |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 10. SECURED/RENTAL/LEASES             |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 11. UTILITIES & TELEPHONE & FREIGHT   |   2,500.00|            |            |            |            |            |   2,500.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 12. INSURANCE                         |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 13. INVENTORY PURCHASES               |     308.25|            |            |            |            |            |     308.25||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 14. VEHICLE EXPENSES                  |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 15. TRAVEL & ENTERTAINMENT            |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 16. REPAIRS, MAINTENANCE & SUPPLIES   |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 17. ADMINISTRATIVE & SELLING          |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 18. OTHER (attach list)               |  35,978.20|            |            |            |            |            |  35,978.20||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| TOTAL DISBURSEMENTS FROM OPERATIONS   |  38,786.45|        0.00|        0.00|        0.00|        0.00|        0.00|  38,786.45||
||=======================================|===========|============|============|============|============|============|===========||
|| 19. PROFESSIONAL FEES                 |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 20. U.S. TRUSTEE FEES                 |           |            |            |            |            |            |       0.00||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 21. OTHER REORGANIZATION EXPENSES     |           |            |            |            |            |            |       0.00||
||     (attach list)                     |           |            |            |            |            |            |           ||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| TOTAL DISBURSEMENTS**                 |  38,786.45|        0.00|        0.00|        0.00|        0.00|        0.00|  38,786.45||
||=======================================|===========|============|============|============|============|============|===========||
|| 22. NET CASH FLOW                     | 418,852.39|        0.00|        0.00|        0.00|        0.00|        0.00| 418,852.39||
||---------------------------------------|-----------|------------|------------|------------|------------|------------|-----------||
|| 23. CASH - END OF MONTH (MOR-2)       |$500,354.39| $500,354.39| $500,354.39| $500,354.39| $500,354.39| $500,354.39|$500,354.39||
||=======================================|===========|============|============|============|============|============|===========||

                                 * Applies to Individual debtors only
                MOR-7            **Numbers for the current month should balance (match)                   Revised 07/01/98
                                   RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8



                         Other Receipts:
                         401K loan repay                    4,504.21
                         American Express - Refund             31.25
                         Conway Transportation - Refund       214.66
                                                        -------------
                                                           $4,750.12
                                                        -------------
                         Other Disbursements:
                         SVB LOC Paydown                   35,978.00
                                                        -------------
                                                          $35,978.00

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                          CASH ACCOUNT RECONCILIATION
                                          MONTH OF         26-Oct-02
                                                  ------------------


||======================================|===============|==============|===============|===============|================|
||                                      |  Silicon      | Comerica     |  Silicon      | Comerica      |                |
|| BANK NAME                            |  Valley Bank  | Bank         |  Valley Bank  | Bank          |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |     xxxxxx    |    xxxxxx    |    xxxxxx     |    xxxxxx     |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | DIP Operating |  PAYROLL     | Old Operating |Cafeteria Plan |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE 10/26/02                |          0.00 |    31,878.98 |         67.73 |      5,517.50 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |    528,633.35 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| PAYDOWN LOC (IN TRANSIT)             |    -35,978.20 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |      2,808.25 |    20,179.78 |               |        505.00 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |   $489,846.90 |   $11,699.20 |        $67.73 |     $5,012.50 |                |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS 10/21/02  |          0.00 |    11,699.20 |         67.73 |      5,012.50 |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |    528,633.35 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL) OR CONTRIBUTION BY      |               |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| INDIVIDUAL   DEBTOR    MFR-2         |    -35,978.20 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |      2,808.25 |              |               |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |   $489,846.90 |   $11,699.20 |        $67.73 |     $5,012.50 |                |
||======================================|===============|==============|===============|===============|================|

||======================================|===============|==============|===============|===============|================|
|| BANK NAME                            | Chase         | Chase        | Chase         | Petty Cash    |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT NUMBER                       |    xxxxxx     |    xxxxxx    |    xxxxxx     |               |                |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ACCOUNT TYPE                         | Austin Lockbox|Dallas Lockbox|  Old Operating|               |      TOTAL     |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| BANK BALANCE 10/26/02                |      100.00   |    32,647.16 |      4,608.83 |        429.00 |    $75,249.20  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| DEPOSITS IN TRANSIT/OUTGOING WIRE    |     -100.00   |   -32,647.16 |               |               |   $495,886.19  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| OUTSTANDING CHECKS                   |               |              |     11,309.45 |               |   ($24,668.75) |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ADJUSTED BANK BALANCE                |         $0.00 |        $0.00 |    ($6,700.62)|       $429.00 |    $17,221.41  |
||======================================|===============|==============|===============|===============|================|
|| BEGINNING CASH - PER BOOKS 10/21/02  |     23,356.50 |    47,638.01 |     -6,700.62 |        429.00 |    $81,502.32  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECEIPTS*                            |    457,424.18 |       214.66 |               |               |   $457,638.84  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| TRANSFERS BETWEEN ACCOUNTS           |               |              |               |               |   $528,633.35  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| (WITHDRAWAL)OR CONTRIBUTION BY       |               |              |               |               |                |
|| INDIVIDUAL DEBTOR    MFR-2           |   -480,780.68 |   -47,852.67 |               |               |  ($564,611.55) |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| CHECKS/OTHER DISBURSEMENTS*          |               |              |               |               |     $2,808.25  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| RECONCILING ITEMS___________________ |               |              |               |               |         $0.00  |
||--------------------------------------|---------------|--------------|---------------|---------------|----------------|
|| ENDING CASH - PER BOOKS 10/26/02     |         $0.00 |        $0.00 |    ($6,700.62)|       $429.00 |   $500,354.71  |
||======================================|===============|==============|===============|===============|================|

MOR-8                                 *Numbers should balance (match) TOTAL RECEIPTS and                 Revised 07/01/98
                                       TOTAL DISBURSEMENTS lines on MOR-7

   CASE NAME:   Xetel Corporation
                -----------------
   CASE NUMBER: 02-14222
                -----------------

                                           PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F)
of the U.S. Bankruptcy Code) and the professionals.
Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.)
(Attach additional pages as necessary).


||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH       | MONTH       | MONTH       | MONTH      | MONTH       | MONTH       ||
||   INSIDERS:  NAME/COMP   TYPE   |  10/26/2002 |             |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL INSIDERS  (MOR-1)         |       $0.00 |       $0.00 |       $0.00 |      $0.00 |       $0.00 |       $0.00 ||
||=================================|=============|=============|=============|============|=============|=============||

||=================================|=============|=============|=============|============|=============|=============||
||                                 | MONTH       | MONTH       | MONTH       | MONTH      | MONTH       | MONTH       ||
||   PROFESSIONALS                 | 10/26/2002  |             |             |            |             |             ||
||                                 |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  1.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  2.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  3.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  4.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  5.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
||  6.                             |             |             |             |            |             |             ||
||---------------------------------|-------------|-------------|-------------|------------|-------------|-------------||
|| TOTAL PROFESSIONALS    (MOR-1)  |       $0.00 |       $0.00 |      $0.00  |      $0.00 |       $0.00 |       $0.00 ||
||=================================|=============|=============|=============|============|=============|=============||
        MOR-9                                                                        Revised 07/01/98